UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 27, 2006

____________________________

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-50888 (Commission File Number)	46-0510685 (IRS Employer Identification No.)

900 28th Street Suite 201 Boulder, Colorado 80303 (Address of Principal Executive Offices and zip code)

(303) 444-7755
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of AeroGrow International, Inc. (“AeroGrow”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe AeroGrow’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. AeroGrow’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, AeroGrow undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry Into a Material Definitive Agreement

On July 27, 2006 the Company entered into a lease with Pawnee Properties, LLC., to consolidate its operations, other than its seed kit manufacturing operations, into a 21,012 square foot office space at 6075 Longbow Drive, Boulder, Colorado 80301, commencing no later than December 1, 2006. Pawnee Properties, LLC, and its controlling persons, are not affiliates of the Company. The initial rent is $15,759 per month, plus the Company proportionate share of building taxes, insurance and operating expenses. The initial term continues until January 31, 2012, unless modified under specified circumstances. It contains other standard office lease provisions. A copy of the Lease is annexed as Exhibit 10.27.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibits 10.1 through 10.26 were previously filed. The following exhibit is filed herewith:

Exhibit Number	Description
10.27	Lease Agreement with Pawnee Properties, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, AeroGrow International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

Date: July 27, 2006	By:	/s/ W. Michael Bissonnette
W. Michael Bissonnette, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.27	Lease Agreement with Pawnee Properties, LLC.